Phase 1b Study Combining Ibrutinib With Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP) in Patients With CD20-Positive B-Cell Non-Hodgkin Lymphoma (NHL)

Anas Younes,[1] Ian Flinn,[2] Jesus Berdeja,[2] Jonathan Friedberg,[3] Sara Alberti,[3] Catherine Thieblemont,[4] Franck Morschhauser,[5] Peter Hellemans,[6] Brett Hall,[7] Hans Smit,[6] Donna Skee,[8] Ronald de Vries,[6] Marija Todorovic,[9] Imran Khan,[8] Nele Fourneau,[6] Yasuhiro Oki[10]

[1]Memorial Sloan-Kettering Cancer Center, New York, NY, USA; [2]Sarah Cannon Research Institute, Nashville, TN, USA; [3]University of Rochester Medical Center, Wilmot Cancer Center, Rochester, NY, USA; [4]APHP-Hôpital Saint Louis, Paris, France; [5]CHRU de Lille - Hôpital Claude Huriez, Lille, France; [6]Janssen Research & Development, Beerse, Belgium; [7]Janssen Research & Development, Spring House, PA, USA; [8]Janssen Research & Development, Raritan, NJ, USA; [9]Janssen Research & Development, Belgrade, Serbia; [10]University of Texas MD Anderson Cancer Center, Houston, TX, USA

Background

- Ibrutinib (PCI-32765) is a first-in-class oral covalent Bruton's tyrosine kinase (BTK) inhibitor that has demonstrated single-agent activity in a variety of relapsed or refractory B-cell malignancies with limited toxicity[1]
- R-CHOP is the currently accepted standard of care for a number of the most common B-cell malignancies, including several NHL subtypes, such as DLBCL, MCL, and FL[2-4]
- Despite the good initial results observed with R-CHOP for the treatment of NHL, a proportion of patients still either fail to respond or relapse after initial remission[2-4]
- The promising clinical activity of ibrutinib in relapsed or refractory B-cell malignancies makes it an appropriate drug to combine with R-CHOP in patients with previously untreated NHL

1. Advani RH, et al. *J Clin Oncol*. 2013;31:88-94.
2. Coiffier B, et al. *N Engl J Med*. 2002;346:235-242.
3. Kluin-Nelemans HC, et al. *N Engl J Med*. 2012;367:520-531.
4. Hiddemann W, et al. *Blood*. 2005;106:3725-3732.

Study Objectives

- **Primary objective**
  - To determine the recommended phase 2 dose and dose limiting toxicities (DLT) of ibrutinib in combination with standard R-CHOP therapy in treatment-naïve patients with NHL
- **Secondary objectives**
  - To assess safety (adverse event [AE] profile)
  - To evaluate pharmacokinetics of ibrutinib in the presence of R-CHOP
  - To determine the overall response rate (ORR; proportion of patients who achieve complete or partial response)

Study Design

Part 1: dose escalation (3+3 pts / dose level)

Ibrutinib 280 mg + R-CHOP	Ibrutinib 420 mg + R-CHOP	Ibrutinib 560 mg + R-CHOP

↓

Part 2: dose expansion at recommended phase 2 dose (15 patients)

Newly diagnosed treatment-naïve DLBCL
Ibrutinib 560 mg + R-CHOP

First ibrutinib cycle 1 day 3

R-CHOP given for maximum 6 cycles / Ibrutinib continuous daily dosing from Day 3 onwards for maximum 6 cycles

↓ R-CHOP / * = daily dosing ibrutinib - Cycle duration = 21 days

Patient Eligibility

- Aged 18 years or older
- Treatment-naïve, histopathologically confirmed CD20-positive B-cell NHL (DLBCL, MCL, or FL)
- Stage I_{AX} (single lymph node mass > 10 cm in diameter) to stage IV disease
- At least 1 measurable disease site
- Eastern Cooperative Oncology Group (ECOG) score of 0-2
- Adequate bone marrow, liver, and renal function
- No history of stroke or intracranial hemorrhage within 6 months prior to the first dose of study drug
- No major surgery within 3 weeks prior to enrollment
- No known bleeding diatheses or platelet dysfunction disorders or requirement for therapeutic anticoagulation, aspirin, low molecular weight heparin, or other anticoagulants

Patient Demographics/Characteristics

Assigned ibrutinib dose	Ibrutinib + R-CHOP Part 1 280 mg N = 7	Part 1 420 mg N = 4	Part 1 560 mg N = 6	Part 2 560 mg N = 15
Age, years				
Median (range)	68.0 (60-81)	58.0 (46-74)	66.5 (54-77)	50.0 (22-72)
Sex, n (%)				
Male	4 (57.1)	3 (75.0)	2 (33.3)	8 (53.1)
Female	3 (42.9)	1 (25.0)	4 (66.7)	7 (46.9)
NHL subtype, n (%)				
DLBCL	3 (42.9)	2 (50.0)	3 (50.0)	15 (100.0)
MCL	3 (42.9)	0 (0.0)	2 (33.3)	0 (0.0)
FL	1 (14.3)	2 (50.0)	1 (16.7)	0 (0.0)
ECOG, n (%)				
0	1 (14.3)	1 (25.0)	6 (100.0)	3 (20.0)
1	5 (71.4)	3 (75.0)	0 (0.0)	10 (66.7)
2	1 (14.3)	0 (0.0)	0 (0.0)	2 (13.3)

N, number of patients in the full analysis set.

Patient Disposition

Assigned ibrutinib dose	Ibrutinib + R-CHOP Part 1 280 mg N = 7	Part 1 420 mg N = 4	Part 1 560 mg N = 6	Part 2 560 mg N = 15
Received ibrutinib, n	7	4	6	15
Completed first cycle of therapy, n	6	4	6	15
Completed full treatment (6 cycles), n	6	4	5	0
Premature discontinuation, n	1[a]	0	1[b]	0

- Part 1:
  - [a]1 DLBCL patient discontinued due to non-compliance (only 1 daily-dose received)
  - [b]1 FL patient discontinued due to AE (grade 2 gastritis)
- Part 2: No premature discontinuations reported to date

Data cut-off 1-May-2013.

DLT and Recommended Phase 2 Dose

- In the 280 mg cohort, 2 patients had a DLT:
  - 1 with brief syncope (grade 3)[a]
  - 1 with peri-orbital cellulitis (grade 3)[b]
- In the 560 mg group, 1 patient had a DLT:
  - 1 with gastritis (grade 2) associated with dose interruption of ibrutinib > 7 days[c]
- MTD was not reached
- Recommended phase 2 dose was established at 560 mg ibrutinib + R-CHOP

[a]No lower grade possible for syncope.
[b]Grade 3 peri-orbital cellulitis due to use of intravenous antibiotics.
[c]Patient had a history of gastroesophageal reflux disease (grade 2).
Data cut-off 1-May-2013.

All-Grade AEs (> 25%) Irrespective of Association with Ibrutinib + R-CHOP[a]

Assigned ibrutinib dose	Part 1			Part 2[b]
	280 mg N = 7	420 mg N = 4	560 mg N = 6	560 mg N = 15
Patients with ≥ 1 AE, n (%)	7 (100.0)	4 (100.0)	6 (100.0)	14 (93.3)
Neutropenia, n (%)	7 (100.0)	4 (100.0)	3 (50.0)	7 (46.7)
Thrombocytopenia, n (%)	7 (100.0)	4 (100.0)	3 (50.0)	6 (40.0)
Nausea, n (%)	4 (57.1)	3 (75.0)	6 (100.0)	9 (60.0)
Vomiting, n (%)	4 (57.1)	4 (100.0)	3 (50.0)	6 (40.0)
Anemia, n (%)	6 (85.7)	1 (25.0)	1 (16.7)	5 (33.3)
Headache, n (%)	4 (57.1)	1 (25.0)	2 (33.3)	3 (20.0)
Diarrhea, n (%)	2 (28.6)	2 (50.0)	2 (33.3)	4 (26.7)
Constipation, n (%)	2 (28.6)	1 (25.0)	1 (25.0)	4 (26.7)
Fatigue, n (%)	5 (71.4)	0 (0.0)	2 (33.3)	2 (13.3)
Infusion-related reaction, n (%)	3 (42.9)	2 (50.0)	1 (16.7)	3 (20.0)

[a]Individual AEs occurring in >25% of patients across Part 1 and Part 2. [b]Data for Part 2 are preliminary.
Data cut-off 1-May-2013.

Grade ≥ 3 AEs Irrespective of Association with Ibrutinib + R-CHOP[a]

Assigned ibrutinib dose	Part 1		
	280 mg N = 7	420 mg N = 4	560 mg N = 6
Pts with ≥ 1 AE G ≥ 3, n (%)	6 (85.7)	4 (100.0)	3 (50.0)
Neutropenia, n (%)[b]	6 (85.7)	4 (100.0)	5 (83.3)
Thrombocytopenia, n (%)[b]	4 (57.1)	1 (25.0)	2 (33.3)
Anemia, n (%)[b]	4 (57.1)	0 (0.0)	1 (16.7)
Febrile neutropenia, n (%)	2 (28.6)	0 (0.0)	0 (0.0)
Syncope, n (%)	1 (14.3)	1 (25.0)	1 (16.7)

- 17 patients completed 91 cycles of therapy (15 completed 6 cycles); SAEs were reported for 7 patients
  - Hospitalizations due to AEs (syncope, chest pain, peri-orbital cellulitis, hypertensive crisis, hypotension, and acute coronary syndrome occurring > 28 days after last dose of ibrutinib)
  - Hospitalization due to febrile neutropenia was reported in 2 patients

[a]Individual grade ≥ 3 AEs occurring in at least 2 patients in Part 1. [b]CBC was performed weekly.
Data cut-off 1-May-2013.

Pharmacokinetics

- R-CHOP did not effect the pharmacokinetics of ibrutinib
  - Exposure levels of ibrutinib with R-CHOP were consistent with data from previous single-agent studies in other B-cell malignancies
- Ibrutinib did not alter vincristine (CYP3A4 substrate) pharmacokinetics

Activity in Evaluable Population

- **ORR 100% (CR 67%, PR 33%)**



CR
PR
Number of Patients
7
6
5
4
3
2
1
0
MCL
MCL
MCL
DLBCL
DLBCL
FL
FL
DLBCL
DLBCL
FL
MCL
DLBCL
MCL
DLBCL
DLBCL
Assessment performed at end of cycle 3; disease evaluations not complete
280 mg
n = 6
420 mg
n = 4
560 mg
n = 5

CR, complete response; PR, partial response. All patients were evaluated by PET and CT.
Data cut-off 1-May-2013.

PCI-32765DBL1002

Conclusions

- The combination of ibrutinib and R-CHOP can be safely administered
- No pharmacokinetic interaction between ibrutinib and R-CHOP
- Recommended phase 2 dose was established at 560 mg ibrutinib + R-CHOP
- Preliminary activity shows that the addition of ibrutinib to R-CHOP therapy was associated with an ORR of 100%
- An expansion cohort using 560 mg ibrutinib is under way to further explore the safety and efficacy of R-CHOP in patients with newly diagnosed untreated DLBCL
- Based on these data, a phase 3 study is planned to compare R-CHOP versus R-CHOP + ibrutinib in patients with DLBCL

Acknowledgements

- We would like to thank the patients and their families for whom without their support this trial would not have been possible
- Thanks to the investigators, the study coordinators and their study teams
- Thanks to the PCI-32765DBL1002 study team including but not limited to Elisa Dauphinee, Marilyne Mage, Julie Badamo-Dotzis, Marija Todorovic, Donna Skee, Ronald de Vries, Hans Smit, Jaime Bald, Gigi Aquino, Shobha Seetharam, Nibedita Bandyopadhyay, Ketan Durve, Chris Doty, Katrijn D'Haese, Don O'Neil, Imran Khan, Peter Hellemans, Yusri Elsayed, Nele Fourneau
- Editorial assistance was provided by PPSI (a PAREXEL company)

Back-Up Slides

Pharmacokinetics



Period 1 Day 3
Mean (SD) Ibrutinib Concentration, ng/mL
300
250
200
150
100
50
0
280 mg
420 mg
560 mg
0
4
8
12
16
20
24
Time, hours
Period 2 Day 1
Mean (SD) Ibrutinib Concentration, ng/mL
400
300
200
100
0
280 mg
420 mg
560 mg
0
4
8
12
16
20
24
Time, hours

Safety: Serious AEs (SAEs)[a]

Assigned ibrutinib dose	Ibrutinib + R-CHOP Part 1 280 mg N = 7	Part 1 420 mg N = 4	Part 1 560 mg N = 6	Part 2 560 mg N = 15
Pts with ≥ 1 SAE, n (%)	5 (71.4)	1 (25.0)	1 (16.7)	5 (33.3)
Febrile neutropenia, n (%)	2 (28.6)	0 (0.0)	0 (0.0)	2 (13.3)
Syncope, n (%)	0 (0.0)	1 (25.0)	1 (16.7)	0 (0.0)
Pyrexia, n (%)	0 (0.0)	0 (0.0)	0 (0.0)	2 (13.3)
Chest pain, n (%)	1 (14.3)	0 (0.0)	0 (0.0)	0 (0.0)
Peri-orbital cellulitis, n (%)	1 (14.3)	0 (0.0)	0 (0.0)	0 (0.0)
Headache, n (%)	0 (0.0)	0 (0.0)	0 (0.0)	1 (6.7)
Hypertensive crisis, n (%)	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)
Hypotension, n (%)	0 (0.0)	0 (0.0)	1 (16.7)	0 (0.0)
Acute coronary syndrome[b], n (%)	1 (14.3)	0 (0.0)	0 (0.0)	0 (0.0)
Diarrhea, n (%)	0 (0.0)	0 (0.0)	0 (0.0)	1 (6.7)

[a]All SAEs reported.
[b]SAE reported, but occurred >28 days after last dose of Ibrutinib. N, number of patients in the full analysis set.
Data cut-off 1-May-2013